UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

Neumora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41802	84-4367680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Arsenal Place, Suite 1
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 760-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NMRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2026, Neumora Therapeutics, Inc. (“Neumora” or the “Company”) announced its financial results for the second quarter ended June 30, 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2026, the Company announced that Paul L. Berns, the Company’s current Chief Executive Officer, will become the Company’s Executive Chairperson of the Board of Directors (the “Board”), and Joshua Pinto, Ph.D., the Company’s current President, will succeed Mr. Berns as the Company’s Chief Executive Officer (the “Leadership Transition”) effective August 14, 2026 (the “Transition Date”). The Leadership Transition was approved by the Board on August 12, 2026. Dr. Pinto will also continue to serve as the Company’s President.

In connection with the Leadership Transition, on August 12, 2026, the Board also approved the appointment of Dr. Pinto as a Class III director, effective as of the Transition Date, to serve for a term expiring at the 2029 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal.

Dr. Pinto currently serves as an executive officer of the Company in his role as President, and as such his business experience and certain other information required by Item 5.02(c) of Form 8-K has previously been described in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 17, 2026 with the U.S. Securities and Exchange Commission, which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUMORA THERAPEUTICS, INC.

Date:	August 14, 2026	By:	/s/ Michael Milligan
Michael Milligan Chief Financial Officer